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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (date of earliest event reported): May 25, 2001

                     First Community Financial Corporation
                     -------------------------------------
            (Exact name of registrant as specified in its charter)

       North Carolina             000-26117      56-2112954
------------------------------  -----------   ------------------
(State or other jurisdiction    (Commission   (IRS Employer
  of incorporation)             File Number)  Identification No.)



                            708 South Church Street
                       Burlington, North Carolina  27215
                       ---------------------------------
                    (Address of principal executive offices)



      Registrant's telephone number, including area code:  (336) 229-2744


                                      N/A
      -------------------------------------------------------------------
         (Former name or former address, if changed since last report)
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                             Item 5.  Other Events

     On May 25, 2001, First Community Financial Corporation (the "Registrant") announced that it had received approval for the repurchase of an additional amount of up to 160,883 shares of its common stock, or 10% of the number of shares currently outstanding. A copy of the press release announcing the approval of additional stock repurchases is attached hereto as Exhibit 99.
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                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              FIRST COMMUNITY FINANCIAL CORPORATION



Date: May 30, 2001            By:  /s/ Christopher B. Redcay
                                  ---------------------------------------------
                                      Christopher B. Redcay, Senior Vice
                                      President, Treasurer and Chief Financial
                                      Officer
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                                 EXHIBIT INDEX


     Exhibit No.      Description
     -----------      -----------

        99             Press Release of the Registrant distributed May 25, 2001